UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2023

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

DE	001-14039	64-0844345
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Briarlake Plaza
2000 W. Sam Houston Parkway S., Suite 2000
Houston, TX 77042

(Address of principal executive offices, including zip code)

(281) 589-5200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CPE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement
The information set forth in Item 2.01 is incorporated by reference into this Item 1.01.
Item 2.01. Completion of Acquisition or Disposition of Assets
As previously disclosed, on May 3, 2023, Callon Petroleum Company (“Callon” or the “Company”) and Callon Petroleum Operating Company (“CPOC”), Callon’s wholly owned subsidiary, entered into a membership interest purchase agreement (the “Percussion MIPA”) to acquire all of the issued and outstanding equity interests of Percussion Petroleum Operating II, LLC (“Percussion Target”) from Percussion Petroleum Management II, LLC (“Percussion Seller,” and such transaction, the “Percussion Acquisition”). In a concurrent transaction, CPOC entered into a membership interest purchase agreement to divest all of the issued and outstanding equity interests of Callon (Eagle Ford) LLC (“Callon Eagle Ford”), CPOC’s wholly owned subsidiary, to Ridgemar Energy Operating, LLC (“Ridgemar,” and such transaction, the “Eagle Ford Divestiture,” and together with the Percussion Acquisition, the “Transactions”).
On July 3, 2023, the Company and CPOC completed the Percussion Acquisition for a purchase price of approximately $248.6 million in cash, inclusive of the repayment of Percussion Target’s indebtedness of approximately $220.0 million, and approximately $210.0 million in shares of Company common stock (the “Stock Consideration”) as total consideration for the equity interests acquired in Percussion Target. In connection with the Percussion Acquisition, the Company also assumed Percussion Target’s existing hedges, transportation contract liabilities, and potential earnout obligations up to $62.5 million should the WTI price of oil exceed certain thresholds in 2023, 2024, and 2025. Concurrently, CPOC completed the Eagle Ford Divestiture for a sale prices of approximately $551.0 million in cash as total consideration for the equity interests in Callon Eagle Ford. The membership interest purchase agreement with Ridgemar also provides for contingent consideration of up to $45.0 million in cash if the WTI price of oil exceeds certain thresholds in 2024. The Transactions provide for customary adjustments to the purchase price based on an effective date of January 1, 2023.
Upon consummation of the Percussion Acquisition, pursuant to the terms of the Percussion MIPA, the Company and Percussion Seller entered into that certain Registration Rights Agreement, dated as of July 3, 2023 (the “Registration Rights Agreement”), pursuant to which Callon agreed to, among other things, prepare a shelf registration statement (the “Registration Statement”) covering the resale of the Stock Consideration and file the Registration Statement with the U.S. Securities and Exchange Commission within three business days of the execution of the Registration Rights Agreement. Under the Registration Rights Agreement, Percussion Seller has certain demand rights and piggyback registration rights with respect to certain other underwritten offerings conducted by Callon for its own account or other stockholders of Callon. Pursuant to the Registration Rights Agreement, Percussion Seller has agreed, subject to certain exceptions, not to sell approximately half of the Stock Consideration during the six months following the closing of the Percussion Acquisition.
The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.
Item 7.01. Regulation FD
On July 5, 2023, the Company issued a press release, attached as Exhibit 99.1, announcing the closing of both transactions described in this Report. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The information set forth in this Item 7.01 and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01. Other Events
On July 3, 2023, the Company delivered a redemption notice with respect to all $187.2 million of its outstanding 8.250% Senior Notes due 2025 (the “2025 Notes”). The Company intends to use the net proceeds from the Eagle Ford Divestiture, and/or borrowings under the Company’s senior secured revolving credit facility, to redeem all of the 2025 Notes. The 2025 Notes will be redeemable on August 2, 2023.
Item 9.01. Financial Statements and Exhibits
(a) Financial statements of business to be acquired.
The audited annual consolidated financial statements of Percussion Petroleum II, LLC and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2022 and 2021, and the related consolidated statements of operations, changes in members’ equity, and cash flows for the years ended December 31, 2022 and 2021, and the related notes to the consolidated financial statements, are filed as Exhibit 99.2 hereto and incorporated by reference herein.
The unaudited quarterly consolidated financial statements of Percussion Petroleum II, LLC and its subsidiaries, which comprise the balance sheet as of March 31, 2023, and the related consolidated statement of operations, changes in members’ equity, and cash flows for the three month period ended March 31, 2023, and the related notes to the consolidated financial statements, are filed as Exhibit 99.3 hereto and incorporated by reference herein.
(b) Pro forma financial information.
The unaudited pro forma condensed combined financial information of the Company, which comprise the balance sheet as of March 31, 2023, the related statements of operations for the year ended December 31, 2022 and three month period ended March 31, 2023, and the related notes to the pro forma condensed combined financial information, is filed as Exhibit 99.4 hereto and incorporated by reference herein.
(d) Exhibits.

Exhibit Number	Description

4.1	Registration Rights Agreement by and between Callon Petroleum Company and Percussion Petroleum Management II, LLC, dated July 3, 2023.
23.1	Consent of Weaver and Tidwell, L.L.P. with respect to audited consolidated financial statements of Percussion Petroleum II, LLC and subsidiaries.
23.2	Consent of Netherland, Sewell & Associates, Inc.
99.1	Press release dated July 5, 2023 announcing the closing of the Transactions.
99.2	Audited consolidated financial statements of Percussion Petroleum II, LLC and subsidiaries as of and for the years ended December 31, 2022 and 2021.
99.3	Unaudited consolidated financial statements of Percussion Petroleum II, LLC and subsidiaries as of March 31, 2023 and for the three months ended March 31, 2023.
99.4	Unaudited pro forma condensed combined financial information of the Company as of March 31, 2023, and for the year ended December 31, 2022 and the three months ended March 31, 2023.
99.5	Reserves report summary of Netherland, Sewell & Associates, Inc. with respect to Percussion Petroleum Operating II, LLC as of December 31, 2022.
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

July 7, 2023	/s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
President and Chief Executive Officer